SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 28, 2008

TEJAS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	000-29235	13-3577716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8226 Bee Caves Road
Austin, Texas 78746
(Address of principal executive offices including Zip Code)

(512) 306-8222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On January 28, 2008, Tejas Incorporated completed the sale of the building and property located at 8121 Bee Caves Road, Austin, Texas 78746 that it acquired on May 10, 2005 through its wholly owned subsidiary TI Building Partnership, Ltd. (“TI Building”).  The consideration paid to TI Building by the purchaser, Angelou, LLC, consisted of cash in the amount of $2,700,000.  With the proceeds from the sale, TI Building paid off in full, and thus terminated, the Promissory Note made by it in favor of First United Bank, dated May 9, 2005, in the amount of $1,760,000 (the “Note”).  The material terms of the Note were described in the Quarterly Report on Form 10-Q filed by Tejas Incorporated with the Securities and Exchange Commission on May 13, 2005, and such descriptions are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEJAS INCORPORATED
(Registrant)

Dated: February 1, 2008	By:	/s/ Kurt J. Rechner
	Name:	Kurt J. Rechner
	Title:	President, Chief Operating Officer and Chief Financial Officer